EXHIBIT A TO THE DISCRETIONARY NOTE PURCHASE AGREEMENT

THE NOTE (OR ITS PREDECESSOR) EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND, ACCORDINGLY, THIS NOTE MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND SAID LAWS OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF.

                          FORM OF PROMISSORY NOTE

                        WIRELESS ONE, INC.

   13.00% Senior Secured Discretionary Notes due April 15, 1999

$[            ]                             Dated: ______________

          FOR VALUE RECEIVED, the undersigned, WIRELESS ONE, INC, a Delaware corporation (the "COMPANY"), HEREBY PROMISES TO PAY to MERRILL LYNCH GLOBAL ALLOCATION FUND, INC. (the"PURCHASER") or its registered assigns, the principal amount of ______________ on April 15, 1999, with interest (computed on the basis of a 360-day year of twelve 30-day months)
(a) on the unpaid principal amount thereof at the rate of 13.00% per annum from the date hereof, payable on the Maturity Date as defined in the Note Purchase Agreement referred to below and (b) to the extent permitted by applicable law on any overdue payment (including any overdue redemption) of principal, any overdue payment of interest and any overdue payment of any other amount, at the rate of 15.00% per annum until such amount is paid in full. In addition, a Facility Fee of $_________ is payable on the Maturity Date.

          Payments of principal and interest upon maturity with respect to this Note are payable in lawful money of the United States of America at the Purchaser's office as provided in the Note Purchase Agreement referred to below.

          This Note is for the 13.00% Senior Secured Discretionary Notes due April 15, 1999 (collectively, the "NOTES") issued for an aggregate principal amount not to exceed $20,000,000 pursuant to the Discretionary Note Purchase Agreement dated as of September 4, 1998 (as amended, supplemented or otherwise modified from time to time, the "NOTE PURCHASE AGREEMENT") between the Company and the Purchaser therein. The holder of this Note is entitled to the benefits of the Note Purchase Agreement and may enforce the agreements of the Company therein and in the other Note Documents (as defined in the Note Purchase Agreement) in accordance with the respective terms thereof, and may enforce the rights and remedies provided for thereby or otherwise available in respect thereof in accordance with the respective terms thereof. The holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 19 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6 of the Note Purchase Agreement.

          This Note is a registered Note and, as provided in and subject to the terms of the Note Purchase Agreement, is transferable only upon surrender of this Note for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder hereof or its attorney duly authorized in writing, at which time a new Note for a like principal amount will be issued to, and registered in the name of, the permitted transferee. Reference in this Note to a "holder" shall mean the person or entity in whose name this Note is at the time registered in the register kept by the Company as provided in Section 12.1 of the Note Purchase Agreement and, prior to due presentment for registration of transfer, the Company may treat such person or entity as the owner of this Note for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

          The Company will make required redemptions of principal on the dates and in the amounts specified in Section 7.1 of the Note Purchase Agreement. This Note is also subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in
Section 7.2 of the Note Purchase Agreement.

          If an Event of Default (as defined in the Note Purchase
Agreement) shall occur and be continuing, the unpaid balance of the principal of this Note may be declared or otherwise become due and payable in the manner, at the price and with the effect provided in Section 11 of the Note Purchase Agreement.

          This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.



                              WIRELESS ONE, INC.


                              By:
                                   Name:
                                   Title: